PROP acquisition	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
PROP acquisition
20. PROP acquisition
On November 24, 2021 the Company acquired the remaining 45 percent partnership interest in PROP
from our joint venture partner through a wholly owned subsidiary. As a result, the Company’s interest in PROP increased to 100 percent resulting in full control.
The cash consideration for the acquisition was $35.2 million which was funded by the Company through an equity offering (as described in Note 11) and a $16.3 million limited-recourse amortizing loan secured by the acquired 45 percent partnership interest in PROP. This transaction was accounted for as a business combination in accordance with IFRS 3.
The total consideration paid and the purchase price allocation over the fair value of assets and liabilities acquired at the date of acquisition were
as follows:

Total consideration	$35.2

Fair value of assets acquired and liabilities assumed
Working capital (1)	$4.4
Property, plant and equipment	32.9
Decommissioning liability	(2.1)
Net assets	$35.2

(1)	Includes cash of $1.6 million.
The acquisition contributed production revenues and operating income of $4.5 million and $2.4 million, respectively, to the financial results of the Company between the closing date and December 31, 2021. If the acquisition of the 45 percent partnership interest in PROP had occurred on January 1, 2021, the Company’s revenues for the year ended December 31, 2021, would have included additional production revenues of $43.2 million and operating income of $26.6 million.
Transaction costs associated with the acquisition totaled $3.5 million and were expensed.